UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 15, 2018
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CUSTOMERS BANCORP, INC.
(Exact Name of Registrant as specified in its charter)
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Pennsylvania	001-35542	27-2290659
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1015 Penn Avenue Suite 103 Wyomissing PA 19610
(Address of principal executive offices, including zip code)

(610) 933-2000
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02	Results of Operations and Financial Condition

On October 15, 2018, members of senior management of Customers Bancorp, Inc. (the "Company") disclosed certain preliminary unaudited financial information for the quarter and nine month period ended September 30, 2018 as part of a corporate and financial update presentation by the Company's senior management to securities analysts.  The slides containing the preliminary unaudited financial information are contained in the slide presentation used in connection with the presentation to securities analysts, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 2.02 by reference.

Item 7.01	Regulation FD Disclosure

The disclosure in Item 2.02 above is hereby incorporated by reference into this Item 7.01.

The Company has posted to its website a copy of the slide presentation used in connection with the presentation to securities analysts referenced in Item 2.02 above, which includes certain information regarding the Company's current and planned operations, strategies, and current and anticipated financial performance.  A copy of the slide presentation is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto and incorporated by reference into Item 2.02 and Item 7.01, respectively, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including Exhibit 99.1 attached hereto, shall not be deemed incorporated by reference into any of the Company's reports or filings with the SEC, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing. The information in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

99.1	Analyst Day presentation dated October 15, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By: /s/ Robert E. Wahlman
Name: Robert E. Wahlman
Title: Executive Vice President and Chief Financial Officer

Date:  October 15, 2018

EXHIBIT INDEX

Exhibit No.	Description

99.1	Analyst Day presentation dated October 15, 2018.